                                                                    EXHIBIT 24.1

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Vinod Gupta and Stormy Dean, jointly and severally, his attorneys-in-fact, each with the power of substitution, for him in any and all capacities, to sign any amendments to this Report on Form 10-K, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

     Pursuant to the requirements of the Securities Exchange Act of 1934, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

                 SIGNATURE                                      TITLE                                         DATE
                 ---------                                      -----                                         ----
    /s/ VINOD GUPTA                                 Chairman of the Board and Chief                      March 17, 2000
    ---------------------------                       Executive Officer (principal
    Vinod Gupta                                       executive officer)

    /s/ STORMY L. DEAN                              Controller and Acting Chief                          March 17, 2000
    ---------------------------                       Financial Officer (principal
    Stormy L. Dean                                    accounting officer and principal
                                                      financial officer)

    /s/ E. BENJAMIN NELSON                          Director                                             March 17, 2000
    ---------------------------
    E. Benjamin Nelson

    /s/ CHARLES T. FOTE                             Director                                             March 17, 2000
    ---------------------------
    Charles T. Fote

    /s/ GEORGE F. HADDIX                            Director                                             March 17, 2000
    ---------------------------
    George F. Haddix

    /s/ ELLIOT S. KAPLAN                            Director                                             March 17, 2000
    ---------------------------
    Elliot S. Kaplan

    /s/ HAROLD ANDERSEN                             Director                                             March 17, 2000
    ---------------------------
    Harold Andersen

    /s/ PAUL A. GOLDNER                             Director                                             March 17, 2000
    ---------------------------
    Paul A. Goldner